Exhibit 10.4
4150 East Fifth Avenue
SECOND LEASE AMENDMENT
          THIS SECOND LEASE AMENDMENT (“Amendment”) is executed as of this 1st day of October, 2007, by and between 4300 VENTURE 6729 LLC, a Delaware limited liability company (“Landlord”), and DSW INC., an Ohio corporation (“Tenant”).
WITNESSETH:
          WHEREAS, Landlord and Tenant entered into a certain Industrial Space Lease — Net dated as of March 22, 2000, as modified by that certain Modification Letter dated June 1, 2001, as modified by that certain First Amendment to Industrial Space Lease — Net dated as of November 30, 2006 (collectively, the “Lease”) whereby Tenant leased from Landlord and Landlord leased to Tenant certain premises consisting of approximately 707,092 square feet of space located in Building 6 of the Columbus International Aircenter, located in the City of Columbus, County of Franklin, State of Ohio;
          WHEREAS, Landlord and Tenant desire to amend the Lease.
          NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:
          1. Cap on Increases of Certain Costs. The annual increase of the sum of Tenant’s Prorata Share of Maintenance Costs and Insurance Premiums shall not exceed Three and 00/100ths percent (3.00%); provided however, this limit shall not apply to Tenant’s Pro Rata share of Impositions or Landlord’s costs for snow and ice removal.
          2. Protection of the DSW Access Route. Landlord shall not cause or allow, and shall use all commercially reasonable efforts to prevent, any material adverse interference with Tenant’s use of the DSW Access Route (as identified on Exhibit A to this Amendment) for two-way truck traffic on a continuous basis, 24 hour per day, 7 days per week, 365 days per year; provided however, that notwithstanding the foregoing, Landlord may temporarily re-route Tenant’s truck traffic during periods of Landlord’s construction within the Columbus International Aircenter so long as (x) Landlord reasonably minimizes the duration and interference of such re-routing, and (y) such re-routing is within the Columbus International Aircenter and does not utilize any public roadways.
          3. Incorporation of Recitals. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.
          4. Examination of Amendment. Submission of this instrument for examination or signature does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.
          5. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.
          6. Entire Agreement. The Lease, as amended by this Amendment, constitutes the entire agreement between Landlord and Tenant regarding the Lease and the subject matter contained herein and supersedes any and all prior and/or contemporaneous oral or written negotiations, agreements or understandings.
          7. Lease Ratification. The Lease, as modified herein, is in full force and effect, and the parties hereby ratify the same. The Lease and this Amendment shall be binding upon the parties and their respective successors and assigns. To the extent the terms and conditions of the Lease conflict with or are inconsistent with this Amendment, the terms and conditions of this Amendment shall control.

4150 East Fifth Avenue
          8. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed a part of an original and all of which together shall constitute one agreement. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to form one document.
          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

LANDLORD: 4300 VENTURE 6729 LLC, a Delaware limited liability company
By:	4300 EAST FIFTH AVENUE LLC,
an Ohio limited liability company,
its Member

By:	JUBILEE-AIRCENTER, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	JUBILEE LIMITED PARTNERSHIP,
an Ohio limited partnership,
its Managing Member

By:	SCHOTTENSTEIN PROFESSIONAL
ASSET MANAGEMENT CORPORATION,
a Delaware corporation, its General Partner

By:	/s/ Jay L. Schottenstein
Print Name: Jay L. Schottenstein
	Title:	President

TENANT: DSW INC. an Ohio corporation
By:	/s/ William L. Jordan
Print Name: William L. Jordan
	Title:	VP/General Counsel

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